SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                         ___________________


                              FORM 8-K

                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported):
                           January 27, 1998


                    CRESTAR FINANCIAL CORPORATION
         (Exact name of registrant as specified in charter)


     Virginia                1-7083             54-0722175
  (State or other          (Commission        (IRS Employer
  jurisdiction of          File Number)      Identification No.)
  incorporation)


        919 East Main Street, P. O. Box 26665,
                 Richmond, Virginia                   23261-6665
       (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  804-782-5000

Item 5.   Other Events

     This Current Report on Form 8-K is being filed in order to file as exhibits hereto (i) the Underwriting Agreement dated January 22, 1998 between Crestar Financial Corporation and UBS Securities LLC, Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, relating to the Registrant's 6 1/2% Putable/Callable Subordinated Notes due January 15, 2018, Putable/Callable January 15, 2008 (the "Notes"); (ii) the First Supplemental Indenture dated January 1, 1998 between Crestar Financial Corporation and The Chase Manhattan Bank relating to the Registrant's 6 1/2% Putable/Callable Subordinated Notes due January 15, 2008, Putable/Callable January 15, 2018; and (iii) the Registrant's press release dated January 27, 1998 describing the sale of the Notes.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CRESTAR FINANCIAL CORPORATION



Date:  January 30, 1998       By:  /s/ John C. Clark, III
                                   John C. Clark, III
                                   Senior Vice President and
                                   General Counsel

                            EXHIBIT INDEX



1         Underwriting Agreement dated January 27, 1998.

4.1       First Supplemental Indenture dated January 1,
          1998.

99.1      Press release dated January 27, 1998.